UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

ON THE MOVE SYSTEMS CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-168530	27-2343603
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

701 N. Green valley Parkway, Suite 200 Henderson, NV	89074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-990-3271

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 11, 2017, On the Move Systems Corp.  (the “Registrant” or “Company”) announced that, effective May 10, 2017, it entered into a Binding Letter of Intent (“Binding LOI”) with Robotic Assistance Devices LLC, a limited liability corporation duly formed under the laws of the State of Wyoming, (“RAD”) (collectively the “Parties”), setting forth the principal terms pursuant to which the Company will acquire all of the ownership and equity interest in RAD (“RAD Equity”), which RAD Equity is held by RAD’s sole director, shareholder and CEO, Steve Reinharz (“SR”) (the “Transaction”).

The Binding LOI sets forth the terms of the Transaction as follows:

(i)        In consideration for the whole of the RAD Equity, OMVS shall issue to SR:

(a)  3,350,000 shares of Series E Preferred Stock; and

(b)  2,450 shares of Series F Preferred Stock;

(ii)       Subject to OMVS declaring itself satisfied with its due diligence of RAD within 60 days of the execution of this Binding LOI, the Parties agree to enter into definitive agreements for the consummation and closing of the Transaction within 90 days of the execution of this Binding LOI.

The above description of the Binding LOI is filed as Exhibit 10.1 hereto and is incorporated in its entirety herein by this reference.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On May 3 2017, the Company, after having obtained requisite shareholder approval, filed amendments to its Certificate of Designation with the Secretary of State of Nevada increased the authorized share capital and modified certain rights and preferences of its Series E Preferred Stock (“Series E”) and of its Series F Preferred Stock (“Series F”) respectively.

The above description of the amendment to the Company’s Certificates of Designation is filed as Exhibit 3.1 hereto and is incorporated herein in its entirety by this reference.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

To the extent required by Item 5.03 of Form 8-K, the information provided in response to Item 3.03 of this report is incorporated by reference into this Item 5.03.

ITEM 8.01 OTHER EVENTS.

On May 11, 2017, the Company issued a press release announcing the execution of the Binding Letter of Intent, which is filed as an exhibit hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Designation

10.1	Binding Letter of Intent, dated May 11, 2017 by and between On the Move Systems Corp. and Robotic Assistance Devices LLC.

99.1	Press release dated May 11, 2017, of On the Move Systems Corp., announcing the execution of the Binding Letter of Intent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 11, 2017	On the Move Systems Corp.

By: /s/ Garett Parsons
Garett Parsons
Chief Executive Officer